Retirement Benefits Defined Benefit Assumptions (Details)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Benefit obligations - Discount Rate	5.00%	4.00%
Rate of Compensation Increase	3.00%	3.00%
Net periodic cost - Discount Rate	4.00%	4.50%
Expected Long-term Return on Assets	6.00%	6.20%
Net periodic cost - Rate of Compensation Increase	3.00%	3.00%